Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.22Y

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OFFERED FOR SALE, OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (B) IN A TRANSACTION THAT QUALIFIES AS AN EXEMPT TRANSACTION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CSG SYSTEMS INTERNATIONAL, INC.
Common Stock Purchase Warrant

CSG Systems International, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies and agrees that Comcast Alpha Holdings, Inc., a Delaware corporation (successor by conversion to Comcast Alpha Holdings, LLC, a Delaware limited liability company), or its registered assigns (the “Holder”), is entitled, subject to the vesting milestones set forth in Section 3(a) and the other terms and conditions set forth below, to purchase from the Company, at any time during the Exercise Period (as defined below), 1,425,708 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an initial purchase price per Warrant Share equal to $26.68 (the “Exercise Price”).  This Warrant is being issued on the terms hereof in partial consideration for the Holder’s entry into an amendment to the Master Agreement (as defined below), and in order to provide an inducement to the Holder to achieve the successful completion of the Migration SOW (as defined below) promptly in accordance with the terms thereof.  The Exercise Price and the number of Warrant Shares to be purchased upon exercise of this Warrant are subject to adjustment as hereinafter provided.  This Warrant is issued in replacement of the Common Stock Purchase Warrant issued by the Company to the Holder on the Issue Date (the “Original Warrant”), as a result of the partial exercise of the Original Warrant on January 3, 2017, in accordance with Section 2(g) of the Original Warrant.

1.Defined Terms.

(a)In this Warrant, the following terms shall have the following meanings:

“Additional Subscriber” has the meaning ascribed to such term in the Master Agreement.

SC1:4311082.2

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Affiliate” means, with respect to any Person as of any applicable date of determination, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person as of that date.  For purposes of this definition, “control” (including the correlative terms “controlled by” and “under common control with”) means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by contract, or otherwise.

“Alternate Consideration” has the meaning ascribed to such term in Section 7(c).

“Appraiser” has the meaning ascribed to such term in the definition of “Fair Market Value”.

“Attempted Exercise” has the meaning ascribed to such term in Section 3(e)(ii).

“Board” means the Board of Directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Capital Stock” means, with respect to any Person, (i) any capital stock of such Person, (ii) any security convertible, with or without consideration, into any capital stock of such Person, (iii) any other shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) the capital stock of such Person, or (iv) any other equity interest in, or right to vote generally in elections of directors or the comparable governing body of, such Person.

“Change of Control” means the acquisition by any Person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act of beneficial ownership (determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions, of shares of the Capital Stock of the Company (i) entitling that person to exercise **% or more (but less than **%) of the total voting power of all shares of the Capital Stock of the Company entitled to vote generally in elections of directors or (ii) comprising **% or more (but less than **%) of the total equity value of the Company, other than any acquisition by the Company, any of its subsidiaries or any of its employee benefit plans.

“Change of Control Election Notice” has the meaning ascribed to such term in Section 3(c)(ii).

“Comcast” means Comcast Cable Communications Management, LLC, a Delaware limited liability company.

“Common Stock” has the meaning ascribed to such term in the Preamble.

“Company” has the meaning ascribed to such term in the Preamble.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Company Financial Statements” has the meaning ascribed to such term in Section 12(f)(ii).

“Connected Subscriber” has the meaning ascribed to such term in the Master Agreement.

“Equivalent Percentage” means, with respect to any satisfaction of an Unsatisfied Milestone after the occurrence of a *********** ****** (which shall be determined on a ******** ********* basis with respect to Section 3(a)(i)(5)), a fraction (expressed as a percentage), (i) the numerator of which is the total number of Warrant Shares that, absent the occurrence of such Fundamental Change, would have vested and become exercisable in connection with such satisfaction pursuant to Section 3(a)(i) and (ii) the denominator of which is the total number of Warrant Shares for which this Warrant otherwise would be exercisable, assuming the satisfaction in full of all *********** ********** (excluding, in the case of Section *(*)(*)(*), such number of Warrant Shares as shall have already vested and become exercisable hereunder), as of the date of such *********** ******, after giving effect to (x) the provisions of Sections *(*)(*) and *(*)(***) and (y) any adjustments theretofore made pursuant to ******* * (subject to appropriate adjustment to both the numerator and the denominator in the event of any subsequent adjustment to the number of Warrant Shares issuable hereunder pursuant to ******* *).

“Escrow Account” means the account to be created pursuant to the Escrow Agreement in order to secure the Holder’s rights to exercise this Warrant for the Escrowed Proceeds, subject to the vesting milestones set forth in Section 3(a) and the other terms and conditions set forth herein.

“Escrow Agent” has the meaning ascribed to such term in Section 3(b)(iv).

“Escrow Agreement” has the meaning ascribed to such term in Section 3(b)(iv).

“Escrowed Proceeds” means, with respect to any *********** ******, an amount of cash equal to (i) the ***** ****** ** ******* ****** *** ***** **** ******* ********* ***** ** ***********, ******** *** ************ ** **** ** *** *********** ********** (excluding, in the case of Section *(*)(*)(*), such number of ******* ****** ** ***** **** ******* ****** *** ****** *********** *********), ** ** *** **** ** **** *********** ******, after giving effect to (x) the provisions of Sections *(*)(*) and 3(*)(***) and (y) any adjustments theretofore made pursuant to ******* *, ********** ** (ii) (x) the Fair Market Value of a Warrant Share as of the date of such *********** ****** ***** (y) the ******** ***** immediately prior to such *********** ******.  For the avoidance of doubt, in no event shall the amount of Escrowed Proceeds be less than zero dollars ($0).

“Exchange Act” means Securities Exchange Act of 1934, as amended.

“Exercise Date” has the meaning ascribed to such term in Section 2(a).

“Exercise Notice” has the meaning ascribed to such term in Section 2(a).

“Exercise Period” means the period commencing on the Issue Date and ending on the Expiration Date.

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“Exercise Price” has the meaning ascribed to such term in the Preamble.

“Expiration Date” has the meaning ascribed to such term in Section 5.

“Fair Market Value”, as of any date, has a meaning determined as follows:

(i)with respect to any equity interest (including a Warrant Share): (x) if the class of such equity interest is traded on a securities exchange or quoted on the NASDAQ Stock Market, then the Fair Market Value thereof shall be deemed to be the average daily volume weighted average price per share of such equity interest for the ten consecutive trading days ending on the trading day immediately prior to such date (as determined by reference to the screen entitled “CSGS <UQ Equity> AQR” as reported by Bloomberg L.P., for the time period of 9:30am ET to 4:01pm ET for any such scheduled trading day); or (y) if clause (x) is not applicable, then the Fair Market Value of such equity interest (including a Warrant Share) shall be the price that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, both having full knowledge of the relevant facts and neither of which is under any compulsion to complete the transaction, without regard for control premiums or minority or illiquidity discounts, as such price is determined in good faith by the Board; provided that (A) the Company shall give the Holder prompt written notice of any such determination, together with reasonable data and documentation to support such determination, and (B) if the Holder disputes the Board’s determination, it shall promptly notify the Company of such dispute, whereupon the Company shall engage a nationally recognized investment bank or other independent valuation firm reasonably acceptable to the Holder (an “Appraiser”) to determine such Fair Market Value, the cost of which Appraiser shall be borne by the Company and the determination of such Appraiser shall be final and binding on the Company and the Holder; and

(ii)with respect to any asset other than an equity interest, the Fair Market Value thereof shall be deemed to be the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction, as such price is determined in good faith by the Board; provided that (A) the Company shall give the Holder prompt written notice of any such determination, together with reasonable data and documentation to support such determination), and (B) if the Holder disputes the Board’s determination, it shall promptly notify the Company of such dispute, whereupon the Company shall engage an Appraiser to determine such Fair Market Value, the cost of which Appraiser shall be borne by the Company and the determination of such Appraiser shall be final and binding on the Company and the Holder;

provided, however, that, in the case of a Fundamental Change, the Fair Market Value of a Warrant Share as of the date of such Fundamental Change shall be equal to the sum of (A) the amount of the cash consideration, if any, that the Holder of one issued and outstanding Warrant Share would have received in exchange therefor pursuant to such Fundamental Change plus (B) the Fair Market Value (determined pursuant to clauses (i) and (ii) of this definition, as applicable) of all forms of consideration other than cash, if any, that the Holder of one issued and outstanding Warrant Share would have received in exchange therefor pursuant to such Fundamental Change.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Final Additional Subscriber Amount” means, as of the Final Additional Subscriber Date, 475,237 (subject to appropriate adjustment in the event of any adjustment to the number of Warrant Shares issuable hereunder pursuant to Section 7) multiplied by the lesser of (x) 1.0 and (y) a fraction, (i) the numerator of which is (A) the aggregate number of Additional Subscribers added as of such date (inclusive of the initial 5,500,000 Additional Subscribers that were added as contemplated by the Migration SOW and were taken into account in determining the vesting of the Original Warrant) minus (B) 5,500,000, and (ii) the denominator of which is 5,700,000.  For the avoidance of doubt, the Final Additional Subscriber Amount shall not be less than zero.

“Final Additional Subscriber Date” means the earlier of (i) the date on which Comcast provides written notice to the Company that it has completed the Migration SOW (as determined in Comcast’s sole discretion) or (ii) such date on which a total of 11,200,000 Additional Subscribers shall have been added as contemplated by the Migration SOW.

“Fundamental Change” means the occurrence of either of the following events:

(i)*** *********** ** *** ******* ********* *** ********* ** ***** ****** ** ** * “******” ***** ******* **(*)(*) ** *** ******** *** ** ********** ********* (********** ** ********** **** ***** ***** *** ***** ***** *** ******** ***)* ******** ** *********** ******* * ********* ****** ** ***** *********** *********** ** ****** ** ********** ******* ** ***** *********** ************* ** ****** ** *** ******* ***** ** *** ******* (*) ********* **** ****** ** ******** **% ** **** ** *** ***** ****** ***** ** *** ****** ** *** ******* ***** ** *** ******* ******** ** **** ********* ** ********* ** ********* ** (**) ********** **% ** **** ** *** ***** ****** ***** ** *** ******** ***** **** *** *********** ** *** ******** *** ** *** ************ ** *** ** *** ******** ******* *****;

(ii)*** ************* ** ****** ** *** ******* **** ** **** *** ***** ******* *** ****** ** ******* ****** **** *** ******** ** *** *********** ********* ***** ***** ** ***** *********** ** *** ** ************* *** ** *** ********* ********** *** ****** ** ******* ******* ***** **** *** *********** ******** ** ***** *** ******* ** *** ********* ******* ***** ******** ** **** ********* ** ********* ** ********* *********** ***** ** **** *********** **** *** *********** ** ********* ******** ** *********** **% ** **** ** *** ***** ****** ***** ** *** ****** ** *** ******* ***** ******** ** **** ********* ** ********* ** ********* ** *** ********** ** ********* ****** *********** ***** ****** ****** ** **** *********** ** ************* *** **** *********** ** *** ******* ** **** ******* ** *** ********* ******* ***** **** *********** ****** ****** ****** ** **** ***********; **

(iii)a Change of Control that the Holder elects to have treated as a Fundamental Change pursuant to Section 3(c).

“Fundamental Change Exercise Notice” has the meaning ascribed to such term in Section 3(b)(ii).

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“Fundamental Change Warrant Shares” has the meaning ascribed to such term in Section 3(b)(i).

“Holder” has the meaning ascribed to such term in the Preamble.

“Issue Date” has the meaning ascribed to such term above the Preamble.

“Joint Escrow Notice” has the meaning ascribed to such term in Section 3(b)(vi).

“Master Agreement” means the CSG Master Subscriber Management System Agreement, with an effective date of March 1, 2013, between the Company and Comcast, as amended.

“Material Adverse Effect” means a material adverse effect on the business, assets, liabilities, financial condition, property or results of operations of the Company and its subsidiaries taken as a whole; provided, however, that none of the following, in and of itself or themselves, shall constitute a Material Adverse Effect:

(i)changes in the economy or financial markets generally in the United States or other countries in which the Company or its subsidiaries conduct operations, except to the extent the Company and its subsidiaries taken as a whole are materially and disproportionally affected thereby;

(ii)changes in U.S. generally accepted accounting principles or in any law applicable to the Company or its subsidiaries or the enforcement or interpretation thereof, except to the extent the Company and its subsidiaries taken as a whole are materially and disproportionally affected thereby;

(iii)any regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions, in each case in the United States or any other countries in which the Company or its subsidiaries conduct operations, except to the extent the Company and its subsidiaries taken as a whole are materially and disproportionally affected thereby;

(iv)any geopolitical conditions, the outbreak, continuation or escalation of hostilities, any acts of war (whether or not declared), sabotage, terrorism or military actions, or any large scale public health epidemics, weather conditions or other force majeure events, except to the extent the Company and its subsidiaries taken as a whole are materially and disproportionally affected thereby;

(v)changes that are the result of factors generally affecting the  industry or industries in which the Company and its subsidiaries operate, except to the extent the Company and its subsidiaries taken as a whole are materially and disproportionally affected thereby;

(vi)any failure by the Company to meet any estimates, projections or expectations of revenues, earnings or other financial performance or results of operations for any period, or any failure by the Company to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, provided that the

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

exception in this clause (vi) shall not prevent or otherwise affect a determination that any change, effect, circumstance or development underlying such failure that is not otherwise excluded pursuant to this definition has resulted in, or contributed to, a Material Adverse Effect;

(vii)a decline in the price or trading volume of the Warrant Shares on the NASDAQ Stock Market, provided that the exception in this clause (vii) shall not prevent or otherwise affect a determination that any change, effect, circumstance or development underlying such failure that is not otherwise excluded pursuant to this definition has resulted in, or contributed to, a Material Adverse Effect; or

(viii)any reduction in the credit rating of the Company or any of its subsidiaries; provided that the exception in this clause (viii) shall not prevent or otherwise affect a determination that any change, effect, circumstance or development underlying such failure that is not otherwise excluded pursuant to this definition has resulted in, or contributed to, a Material Adverse Effect.

“Maximum Aggregate Ownership Amount” has the meaning ascribed to such term in Section 3(e)(ii).

“Maximum Aggregate Voting Amount” has the meaning ascribed to such term in Section 3(e)(ii).

“Migration SOW” means the Migration SOW attached to the Master Agreement, as the same may be amended, modified, supplemented or extended in accordance with the Master Agreement.

“Net Cash Settlement” has the meaning ascribed to such term in Section 2(d).

“Net Cash Settlement Election” has the meaning ascribed to such term in Section 3(e)(ii).

“Net Cash Settlement Election Notice” has the meaning ascribed to such term in Section 3(e)(ii).

“Net Share Settlement” has the meaning ascribed to such term in Section 2(c).

“New Subscriber” means a “New Subscriber” (as such term is defined in the Master Agreement); provided, in each case, that such New Subscriber (i) as of the Issue Date, was receiving billing and account services from any Person other than the Company and (ii) after the Issue Date, was migrated to the Company’s ACP billing platform.

“Original Warrant” has the meaning ascribed to such term in the Preamble.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

“Physical Delivery” has the meaning ascribed to such term in Section 2(b).

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“Registration Rights Agreement” has the meaning ascribed to such term in Section 11(f).

“SEC” means the Securities and Exchange Commission.

“SEC Documents” has the meaning ascribed to such term in Section 12(f)(i).

“Securities Act” has the meaning ascribed to such term in Section 11(a).

“Specified Dividend” means any cash dividend by the Company to all holders of shares of its Common Stock (or such other class of the Company’s Capital Stock as is then issuable upon exercise of this Warrant) with respect to which the average daily volume weighted average price per share of the Common Stock (or such other class of the Company’s Capital Stock) for the last trading day preceding the first date on which the Common Stock (or such other class of the Company’s Capital Stock) trades regular way on the principal national securities exchange or quotation system on which the Common Stock (or such other class of the Company’s Capital Stock) is listed or admitted to trading without the right to receive such dividend is at least ten percent (10%) greater than the average daily volume weighted average price per share of the Common Stock (or such other class of the Company’s Capital Stock) for the first trading day on which the Common Stock (or such other class of the Company’s Capital Stock) trades regular way on the principal national securities exchange or quotation system on which the Common Stock (or such other class of the Company’s Capital Stock) is listed or admitted to trading without the right to receive such dividend.

“Stockholder Approval” has the meaning ascribed to such term in Section 3(e)(ii).

“Total New Subscriber Amount” ****** **** ******* ** *** ***** * ****** ***** ** (*) *******(******* ** *********** ********** ** *** ***** ** *** ********** ** *** ****** ** ******* ****** ******** ********* ******** ** ******* *) ********** ** *** ****** ** (*) *** *** (*) * ********* (*) *** ********* ** ***** ** *** ********* ****** ** *** *********** ******** ** ** **** ***** *** (*) *** *********** ** ***** ** ********** ***** (**) *** ********* ****** ** ******* ******* ** **** **** ***** **** ******* ****** *** ****** *********** ***** ** **** **** ******** ** ******* *(*)(*)(*).  *** *** ********* ** ****** *** ***** *** ********** ****** ***** *** ** **** **** ****.

“Unsatisfied Milestone” ****** ** *** ***** ** *** *********** ******* *** ******* ********* ** ******* *(*)(*) ***** *********** ***** ** **** *********** ******* ******** *********** ********* (** ***); ********* ******** ***** ** *** **** ** ******* *(*)(*)(*), (*) **** ******* ********* ***** ** ****** ** ** ** *********** ********* ********* ******* ***** ** **** *********** ******* ******* (******* ** *********** ********** ** *** ***** ** *** ********** ** *** ****** ** ******* ****** ******** ********* ******** ** ******* *) ******* ****** ***** **** ******* ****** *** ****** *********** *********** *** (*) *** ********** ** *** ********** ** “********** **********” *** ** ******** *(*)(*) *** (**) ** *** “************” ** ** *********** ********* ***** ** ****** ** ******* *** ************ ** ***** *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******* ****** **** *********** ******* ********* ***** **** ****** *** ****** *********** ******** ** ******* *(*)(*)(*).

“Warrant” means this Warrant and all other warrants issued upon transfer, division or combination of, or in substitution for, this Warrant or such other warrants in accordance with the terms and conditions hereof.

“Warrant Shares” has the meaning ascribed to such term in the Preamble.

(b)Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Master Agreement.  For the avoidance of doubt, in the event of any inconsistency between the definitions set forth herein and the definitions set forth in the Master Agreement, the definitions set forth herein shall govern for purposes of this Warrant.

2.Method of Exercise.

(a)Exercise Notice.  Subject to the terms and conditions set forth herein, including the vesting milestones set forth in Section 3(a), this Warrant may be exercised by the Holder at any time and from time to time during the Exercise Period for all or any portion of the number of Warrant Shares purchasable hereunder; it being understood and agreed that this Warrant shall be void and all rights represented hereby shall cease unless vested and exercised on or before the Expiration Date.  In order to exercise this Warrant, in whole or in part, the Holder shall deliver this Warrant, together with a duly executed copy of the form of notice of exercise attached hereto as Exhibit A (together, the “Exercise Notice”), to the Company at its principal offices, which Exercise Notice shall specify the number of Warrant Shares subject to such Exercise Notice (subject to the last sentence of Section 3(b)(ii), the date on which such delivery shall have taken place being referred to as the “Exercise Date”).  Each exercise of this Warrant shall be settled through Physical Delivery or Net Share Settlement, as elected by the Holder in its sole discretion and set forth in the Exercise Notice, which may also include, at the Holder’s sole discretion, a request for a settlement of such exercise through Net Cash Settlement.  Notwithstanding anything herein to the contrary, including this Section 2, from and after the occurrence of a Fundamental Change, the exercise of this Warrant shall be governed by Section 3(b).

(b)Physical Delivery.  Subject to Section 2(d) (if the Exercise Notice included a request for Net Cash Settlement) and Section 3(e), if the Holder has elected to settle the exercise of this Warrant through physical delivery of Warrant Shares upon cash payment of the Exercise Price by the Holder (“Physical Delivery”) in accordance with Section 2(a), then, within three (3) Business Days following the Exercise Date, the Holder shall deliver to the Company the aggregate Exercise Price for the Warrant Shares specified in the applicable Exercise Notice by wire transfer of immediately available funds to an account or accounts designated by the Company.  The Warrant Shares to be issued and delivered to the Holder upon Physical Delivery shall be issued and delivered as provided in Section 2(e).

(c)Net Share Settlement.  Subject to Section 2(d) (if the Exercise Notice included a request for Net Cash Settlement) and Section 3(e), if the Holder has elected to settle the exercise of this Warrant through a net, or “cashless”, exercise by using certain Warrant Shares that the Holder otherwise would have received upon such settlement as payment of the Exercise Price

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(“Net Share Settlement”), then the Company shall issue and deliver to the Holder, as provided in Section 2(e), a number of Warrant Shares computed using the following formula:

Where:
X =	the number of Warrant Shares to be issued to the Holder.
Y =	the number of Warrant Shares subject to the applicable Exercise Notice.
A =	the Fair Market Value as of the Exercise Date.
B =	the Exercise Price as of the Exercise Date.
* =	multiplied by.

(d)Net Cash Settlement.  If (i) the Holder has requested to settle the exercise of this Warrant through payment of cash by the Company to the Holder, net of the Exercise Price, in lieu of issuing any Warrant Shares (“Net Cash Settlement”) in accordance with Section 2(a) and the Company agrees, in its sole discretion, to effect such Net Cash Settlement in lieu of the settlement election made by the Holder in the Exercise Notice (in which case the Company shall so notify the Holder in writing within two (2) Business Days following the Exercise Date) or (ii) the Holder makes a Net Cash Settlement Election pursuant to Section 3(e)(ii)), then the Company shall issue and deliver to the Holder an amount of cash computed using the following formula:

X = Y * (A-B)

Where:
X =	the Net Cash Settlement amount.
Y =	the number of Warrant Shares subject to the applicable Exercise Notice.
A =	the Fair Market Value as of the Exercise Date.
B =	the Exercise Price as of the Exercise Date.
* =	multiplied by.

The Company shall make any payment of such Net Cash Settlement amount to the Holder by wire transfer of immediately available funds to an account or accounts designated by the Holder in the Exercise Notice within five (5) Business Days following the Exercise Date (or, in the case of a Net Cash Settlement Election, within five (5) Business Days following delivery of the Net Cash Settlement Election Notice).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(e)Delivery of Warrant Shares.  Subject to Section 3(e), if the Holder has elected to settle the relevant exercise of this Warrant through Physical Delivery or Net Share Settlement (and has not requested or the Company has not agreed to settle such exercise through Net Cash Settlement), then, as soon as practicable after each exercise of this Warrant, and in any event within three (3) Business Days thereafter (but, if the Holder has elected to settle the exercise of this Warrant through Physical Delivery, subject to the Holder’s payment of the aggregate Exercise Price as contemplated in Section 2(b)), the Company shall execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of Warrant Shares issuable and issued upon such exercise (which, upon the Holder’s request, will be issued in book entry form in lieu of physical certificates) and its calculation pursuant to Section 2(c) of the number of Warrant Shares so issued, if applicable.  If a physical stock certificate or certificates are so delivered, such certificate(s) shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice or otherwise and shall be registered in the name of the Holder or, subject to Section 11, such permitted transferees as shall have been designated in the Exercise Notice.  This Warrant shall be deemed to have been exercised, and such stock certificate or certificates shall be deemed to have been issued (or book entry made), and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares, for all purposes, as of the Exercise Date.

(f)No Fractional Shares.  No fractional shares of any security will be issued in connection with any exercise hereunder.  Rather, in the event that any number of shares that would otherwise be issuable hereunder includes a fractional share, such total number shall be rounded up to the nearest whole share.

(g)Delivery of New Warrant.  If this Warrant shall have been exercised in part, the Company shall, not later than the time of delivery of the certificate or certificates  representing (or the book entry of) the Warrant Shares being issued pursuant to such exercise (in the case of an exercise by Physical Delivery or Net Share Settlement) or the cash settlement amount (in the case of an exercise by Net Cash Settlement), deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexercised Warrant Shares subject to this Warrant.  Such new Warrant shall in all other respects be identical to this Warrant, including with respect to the vesting milestones set forth in Section 3(a), taking into account the issuance of Warrant Shares pursuant to such exercise.

(h)Certain Expenses.  The Company shall pay all of its expenses in connection with, and all issuance, transfer, stamp and other similar incidental taxes imposed by any taxing authority in the United States with respect to, the exercise of this Warrant or the issue or delivery of Warrant Shares or the payment of any cash settlement amount hereunder; provided, however, that the Company shall not be required to pay any tax (including any applicable withholding tax) or governmental charge that may be imposed with respect to the issuance or delivery of the Warrant Shares or cash, as applicable, to any Person other than the Holder, and no such issuance or delivery shall be made unless and until such other Person has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid; provided, further, that the Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares or cash upon exercise hereof.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.Vesting; Fundamental Change; Limitations.

(a)Vesting.

(i) Subject to Sections 3(b), 3(c) and 3(d), this Warrant and the Holder’s rights hereunder shall vest and become exercisable in accordance with the following vesting schedule:

(1)[Reserved due to exercise of the Original Warrant];

(2)[Reserved due to exercise of the Original Warrant];

(3)[Reserved due to exercise of the Original Warrant];

(4)a number of Warrant Shares equal to the Final Additional Subscriber Amount shall vest and become exercisable on the Final Additional Subscriber Date; and

(5)a number of Warrant Shares equal to the Total New Subscriber Amount shall vest and become exercisable on the first Business Day of each calendar quarter from and after the date on which the total number of New Subscribers added in accordance with the Master Agreement equals or exceeds 500,000.

(ii)All determinations and calculations with respect to the satisfaction of the conditions to the vesting of any of the Warrant Shares pursuant to Section 3(a)(i)(4)-(5) shall be made in a manner consistent with the reporting of Connected Subscribers (in the case of Section 3(a)(i)(4)) or New Subscribers (in the case of Section 3(a)(i)(5)) in accordance with the terms of the Master Agreement.

(b)Fundamental Change.  Notwithstanding anything herein to the contrary:

(i)Upon the occurrence of a Fundamental Change: (*) **** ******* *** *** ******** ****** ********* ***** *********** **** *** ****** *********** **** ******* ** * ****** ** ******* ****** (*** “*********** ****** ******* ******”) ***** ** (*) **% ********** ** (*) *** ********* ****** ** ******* ****** (** ***) ** ****** *********** ***** ** **** *********** ******* ****** ******** *********; *** (*) *** ******** ** ******** *(*)(*)(*) *** (*),*** ****** ** ******* ****** *** ***** ** *** *********** ** “***** ********** ********** ******” *** “***** *** ********** ******”* ************* ***** ** *************** ********* ** **% ** ******* *** ******* ******* ******* ******** ** ****** (*).

(ii)Prior to a Fundamental Change, the Company shall send written notice thereof to the Holder as contemplated by Section 6.  Subject to Section 3(b)(iii), from and after the Company’s delivery of such notice, the ****** ***** ** ********* ** ******* ** ******** ****** (* “*********** ****** ******** ******”) **** ******* ** *** *********** ****** ******* ****** ******* ** * ****** ** **** *********** ****** ******** ** ******* *(*)(*) (** ******** ** *** ******* ****** **** **** ******* ******); ********* ******** **** *** ******** ******** ** **** ******* ******** **

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

**** *********** ****** ******** ****** ***** ** *********** ***** *** ***** ** ****** ** ***** *********** ***** *** ************ ** *** proposed Fundamental Change.  The Holder may withdraw any Fundamental Change Exercise Notice at any time prior to the occurrence of the applicable Fundamental Change.  For all purposes hereunder, the “Exercise Date” of any exercise pursuant to a Fundamental Change Exercise Notice shall be deemed to be the date of the Fundamental Change.

(iii)Upon the occurrence of a Fundamental Change, any vested portion of this Warrant (including with respect to any Fundamental Change Warrant Shares) that has not, prior to or concurrently with such Fundamental Change, **** ********* ** *** ****** ***** ********* ** ****** ******* ********* *** ***** ** ****** ** *********** ** ***********.

(iv)If, immediately prior to the occurrence of a Fundamental Change, there are any Unsatisfied Milestones, then upon or prior to such Fundamental Change, the ******* *** *** ****** ***** ***** **** ** ****** ********** ** **** *** ********* ********** ************ ** *** ******* *** *** ****** (*** “****** *********”)* **** * ********** ********** **** ******** ** *** ****** (******* ** *** ********** ******** ** *** *******) ** ****** ***** ********** (*** “****** *****”)* ******** ** ****** ***** ***** ******* ********* **** *********** ******* *** ****** ***** **** **** *** ******** ********* ******* ** *** ***** ** **** ******* *** *** ****** **********  **** *** ********** ** **** *********** ******* (*) *** ******* ***** ***** *** ******** ******** ** ** ********* **** *** ****** ******** ******** ** *** ***** ** **** ******* *** *** ****** ********** *** (*) *** ****** ***** ***** ****** *** ******* ** *** ******** ******** **** *** ****** ******* *** ***** ********** *** ****** ******* ***** *** ******* ** (*) *** ******* ** *** ******** ******** ** *** ****** ** ********** **** *** ***** ** **** ******* *** *** ****** ********* *** (**) *** ********** *****  *** ******* ***** ** *********** *** *** **** *** ***** ******* ** *** ****** ***** ***** *** ****** *********.

(v)If, immediately prior to the occurrence of a Fundamental Change, there are any Unsatisfied Milestones, **** **** *** ***** **** *********** ******* **** *** ********** ************ (** ***) ** **** **** *********** ********* ** ********** **** ******* *(*) (***** ***** ** ********** ** * ******** ********* ***** **** ******* ** ******* *(*)(*)(*)), **** ******* ***** ***** *** *** ****** ***** ****** ******** ** ******* (*** *** ****** ***** ***** *** ** *** ******), * ********** ** *** ******* ******** ******** ***** ** *** ********** **********.

(vi)From and after the occurrence of a Fundamental Change, promptly following the satisfaction of *** *********** ********* ** ********** **** ******* *(*) (***** ***** ** ********** ** * ******** ********* ***** **** ******* ** ******* *(*)(*)(*))* *** ** *** ***** ** ** ***** ** *** ********** ***** *** ******* *** *** ****** ***** **** *** ****** ***** ***** ******* ****** (**** **** ******* * “***** ****** ******”) ** ******* **** ******* ** *** ******** ******** ** ***** *** ****** ** ******** ******** ** ******* *(*)(*) *** *** ***** ***** ** **** ******* (********* *** ******* ****** ** *** ******** ******* ** **** *******) ** ********** ** **** ********* *** **** ***** ****** ****** ***** ******* ************ **** *** ****** **

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

** *** ******** ** **** ******* ** *** ******** *********  ** ***** **** ***** (*) ******** **** ***** *** ********** ***** *** ****** ***** ***** ******* *** ********** ** *** ******* *** ******** ******** (********* *** ******** ******* *******) *** ********** ******** *** *********** ** *** *******  *** *** ********* ** ****** *** ****** ***** **** ** ********** ** ******* *** ******** ***** ** ******** *** *** ******* ** *** ******** ******** ** ***** ** ** ******** *********.

(vii)In no event shall the Company be obligated to cause Escrowed Proceeds to be deposited into the Escrow Account more than once. For the avoidance of doubt, if, after the occurrence of a Fundamental Change, there occurs one or more additional Fundamental Changes, no additional obligations of the Company shall arise under this Section 3(b) as a result of such subsequent Fundamental Changes, but this Warrant and the Holder’s right to receive the Escrowed Proceeds shall continue to vest in accordance with Section 3(b)(v).

(viii)The Holder acknowledges and agrees that it shall not, by virtue hereof or otherwise, have or exercise any rights to veto, prevent, hinder or delay any Fundamental Change (other than by virtue of its rights as a stockholder of the Company, if applicable, under applicable law, the Certificate of Incorporation of the Company, and the Bylaws of the Company).

(c)Change of Control.  Notwithstanding anything herein to the contrary:

(i)Upon the occurrence of a Change of Control, the Holder shall have the option, exercisable in its sole discretion, (A) to have this Warrant continue to remain outstanding and vest in accordance with Section 3(a) or (B) to treat such Change of Control as a *********** ****** *** ********** *** ******* ** **** ******* (******* ** *** ********** **********) ** ********** **** ******* *(*).

(ii)Prior to a Change of Control, the Company shall send written notice thereof to the Holder as contemplated by Section 6.  Following the Company’s delivery of such notice, the Holder shall deliver notice to the Company electing how to treat this Warrant pursuant to Section 3(c)(i) (a “Change of Control Election Notice”); provided that if the Holder fails to deliver a Change of Control Election Notice on or before the date of the Change of Control it shall be deemed to have elected to have this Warrant continue to remain outstanding and vest in accordance with Section 3(a).  The Holder may withdraw and/or amend its Change of Control Election Notice at any time prior to the occurrence of the applicable Change of Control.

(iii)For the avoidance of doubt, if the Holder elects (or is deemed to elect) to have this Warrant continue to remain outstanding and vest in accordance with Section 3(a) in connection with any Change of Control, then the Holder’s rights under the Section 3(c) shall continue to apply to any future Change of Control.

(iv)The Holder acknowledges and agrees that it shall not, by virtue hereof or otherwise, have or exercise any rights to veto, prevent, hinder or delay any Change of Control (other than by virtue of its rights as a stockholder of the Company, if applicable, under applicable law, the Certificate of Incorporation of the Company, and the Bylaws of the Company).

(d)[Reserved due to exercise of the Original Warrant].

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(e)Limitations.

(i)Notwithstanding anything herein to the contrary, if any exercise of all or any portion of this Warrant pursuant to Section 2, or any transfer of all or any portion of this Warrant pursuant to Section 11, requires the consent, approval, order, waiver, exemption or authorization of, registration, declaration, filing or qualification with, certification, notice, application or report to, or expiration of any waiting period (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) applicable to, any governmental authority, self-regulatory organization (including the NASDAQ Stock Market or any other applicable national securities exchange) or any other third party as a condition to the lawful and valid exercise or transfer, as the case may be, of this Warrant, then, in each case: (x) the Company shall not issue to the Holder any Warrant Shares upon such attempted exercise of this Warrant, or such attempted transfer of this Warrant shall not be deemed effective, as applicable, unless and until any such consent, approval, order, waiver, exemption or authorization has been obtained, any such registration, declaration, filing or qualification has been made, any such certification, notice, application or report has been given or any such waiting period has expired, and then only to the extent permitted thereunder; (y) each of the time periods provided in Section 2, Section 3 or Section 11, as applicable, for the consummation of such exercise or transfer, as applicable, shall be suspended for the period of time during which any such consent, approval, order, waiver, exemption, authorization, registration, declaration, filing, qualification, certification, notice, application, report or waiting period expiration is being pursued; and (z) if and to the extent that any such suspension causes the consummation thereof to occur after the Expiration Date, then such Expiration Date shall be extended to (A) in the event of an exercise, the date of consummation thereof, and (B) in the event of a transfer, ten (10) days following the date of consummation thereof.  The Company agrees to use its commercially reasonable efforts to obtain, make or file (as applicable), or to assist the affected Person in obtaining, making or filing (as applicable), any such consent, approval, order, waiver, exemption, authorization, registration, declaration, filing, qualification, certification, notice, application, report or waiting period expiration and shall cooperate and use its commercially reasonable efforts to respond as promptly as practicable to all inquiries received by it or by the affected Person from any governmental authority for initial or additional information or documentation in connection therewith.  Each of the Company and the Holder shall bear its own costs and expenses in connection with this Section 3(e)(i).

(ii)Without limiting the generality of Section 3(e)(i), and notwithstanding anything herein to the contrary, the Company shall not issue to the Holder any Warrant Shares upon any attempted exercise of this Warrant, if and to the extent that, after giving effect to such issuance, such Holder (together with such Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of *****% of the number of shares of Common Stock outstanding immediately after giving effect to such issuance (the “Maximum Aggregate Ownership Amount”) or (ii) control in excess of *****% of the total voting power of the Company’s securities outstanding immediately after giving effect to such issuance that are entitled to vote on a matter being voted on by holders of the Common Stock (the “Maximum Aggregate Voting Amount”), unless and until the Company obtains stockholder approval permitting such issuance in accordance with applicable rules of the NASDAQ Stock Market (or any other applicable national securities exchange) (“Stockholder Approval”); provided, however, that this Section 3(e)(i) shall not apply to any exercise of this Warrant for which the Holder requests, and the Company agrees to, Net Cash

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Settlement. For purposes of this Section 3(e)(ii), beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.  Within three (3) Business Days of any written request of the Holder, the Company shall confirm in writing to the Holder the number of shares of Common Stock then outstanding. If on any attempted exercise of this Warrant the resulting issuance of Warrant Shares would result in the Holder exceeding the Maximum Aggregate Ownership Amount or the Maximum Aggregate Voting Amount (each, an “Attempted Exercise”) and the Company shall not have previously obtained Stockholder Approval, then the Company shall only issue to the Holder such number of Warrant Shares as may be issued below the Maximum Aggregate Ownership Amount or Maximum Aggregate Voting Amount, as the case may be, and the Company shall, at its expense, use its commercially reasonable efforts to obtain Stockholder Approval; provided, however, that, if such Stockholder Approval has not been obtained within ****** (**) days after the Exercise Date with respect to the Attempted Exercise, then at any time thereafter prior to such Stockholder Approval being obtained the Holder shall be permitted to (x) deliver to the Company a notice (a “Net Cash Settlement Election Notice”), pursuant to which the Holder may elect that the Attempted Exercise be settled through Net Cash Settlement pursuant to Section 2(d) (a “Net Cash Settlement Election”) or (y) withdraw its Exercise Notice with respect to such Attempted Exercise.  In the event of any Attempted Exercise, notwithstanding any delay in settling such exercise, if and when such exercise is settled (including as a result of a Net Cash Settlement Election), the Fair Market Value for purposes of calculating the number of Warrant Shares issuable (in the case of a Net Share Settlement) or the amount of cash payable (in the case of a Net Cash Settlement) shall be determined as of the original Exercise Date and not any subsequent date based upon such delayed settlement.

(iii)The Holder shall cooperate with and take such actions as may be reasonably requested by the Company in order carry out the provisions of this Section 3(e).  If and when the Holder (or any subsequent transferee thereof) elects to sell any of the Warrant Shares issued pursuant to this Warrant in a manner that complies with an exemption from registration under the Securities Act, and the Company is requested to issue to the Company’s transfer agent an opinion of counsel permitting removal of any restrictive legend thereon, then, as and to the extent reasonably requested by the Company in support of such opinion, the Holder shall deliver or cause to be delivered to the Company (A) an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act, together with a duly executed officer’s certificate containing reasonably requested certifications and representations related thereto, or (B) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed transaction may be effected without registration under the Securities Act; provided, however, that (x) no such legal opinion will be required for any transaction effected in compliance with Rule 144 under the Securities Act and (y) no such legal opinion or other evidence will be required for any transaction in which the Holder sells or otherwise transfers this Warrant or any Warrant Shares to Comcast Corporation (or any successor publicly-held parent company of the Holder) or any subsidiary thereof in a transaction in which this Warrant or any Warrant Shares (as applicable) remain restricted legended securities subject to the provisions of this Section 3(e)(iii).

4.No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (ii) use its commercially reasonable efforts to obtain, make or file (as applicable) any consents, approvals, orders, waivers, exemptions, authorizations, registrations, declarations, filings, qualifications, certifications, notices, applications, reports or waiting period expirations from, to or with any regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant, including obtaining Stockholder Approval if necessary.

5.Expiration.  This Warrant and the right to purchase Warrant Shares upon exercise hereof shall expire at 11:59 p.m., New York City time, on July 24, 2024 (such date, as it may be extended pursuant to Section 3(e)(i), the “Expiration Date”).

6.Notices of Record Date, etc.  In case of:

(a)any Change of Control, any Fundamental Change or any other consolidation or merger of the Company, capital reorganization of the Company, or reclassification or recapitalization of the Capital Stock of the Company, in each case, in any one transaction or a series of related transactions, or

(b)the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

(c)any grant by the Company to the holders of its Common Stock or any other Company security then issuable upon exercise of this Warrant of (or the taking by the Company of a record of such holders for the purpose of determining their entitlement to receive) any dividend or other distribution or any right to subscribe for, purchase, receive or otherwise acquire any shares of Capital Stock of any class or any option, warrant or security convertible into or exercisable or exchangeable therefor, then, and in each such case, or

(d)any reduction in the number of outstanding shares of its Common Stock or any other Company security then issuable upon exercise of this Warrant, whether as a result of repurchases by the Company or otherwise:

the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, the estimated effective date on which such Change of Control, Fundamental Change, consolidation, merger, reorganization, reclassification, recapitalization, dissolution, liquidation, winding-up, dividend, distribution, other grant of rights or reduction is to take place, and the time, if any is to be fixed, as of which the holders of record of the Common Stock shall be entitled to exchange their shares for securities or other property deliverable upon such Change of Control, Fundamental Change, consolidation, merger, reorganization, reclassification, recapitalization, dissolution, liquidation or winding-up or to receive (or be entitled to receive) such dividend, distribution or other grant of rights.  Such notice shall be mailed at least ten (10) Business Days prior to the record date or effective date for the event specified in such notice. Such notice

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant.

7.Adjustment to Warrant Shares and Exercise Price. The number and kind of Warrant Shares (including as set forth in the vesting milestones in Section 3(a)) and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows (in each case, except with respect to a Fundamental Change, in which event Section 3(b) shall govern); provided that if more than one subsection of this Section 7 is applicable to a single event, then the subsection that produces *** ******* ********** ***** ** ******** *** ** ****** ***** shall cause an adjustment under more than one subsection of this Section 7 to the extent of any resulting duplication:

(a)**** ***** ********* ** ******.  If, at any time after the Issue Date, *** ****** ** ****** ** ****** ***** (** ***** ***** ** ******* ***** ** *** ******* **** ******** **** ******** ** **** *******) *********** ** ********* ** * ***** ******** ******* ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) ** ** * *********** ** ******** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****)* ***** ********* ** ** *** ****** **** *** *** ************* ** ******* ** ****** ***** (** **** ***** ***** ** ******* *****) ******** ** ******* **** ***** ********* ** ****** ** ** ******** ** **** *********** ** ********* *** ******** ***** ***** ** ********* ** *********** *** ******** ***** **** ** ****** ** * ********* (*) *** ********* ** ***** ***** ** *** ****** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) *********** *********** ***** ** **** ***** ********* *********** ** ********* *** (**) *** *********** ** ***** ***** ** *** ****** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) *********** *********** ***** **** ***** ********* *********** ** ********* *** *** ******* ** ******** ***** ********** ** *** ******** *****.

(b)**** ************* *************** ***.  If, at any time after the Issue Date, *** ****** ** ****** ** ****** ***** (** ***** ***** ** ******* ***** ** *** ******* **** ******** **** ******** ** **** *******) *********** ** ********* ** * *********** ** * ************* ** *** *********** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) **** * ******* ****** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****), ***** ********* ** ** *** ****** **** *** *** ************* ** ****** ** ** ******** ** **** *********** ** ************** *** ******** ***** ***** ** ********* ** *********** *** ******** ***** **** ** ****** ** * ********* (*) *** ********* ** ***** ***** ** *** ****** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) *********** *********** ***** ** **** *********** ** ************** *** (**) *** *********** ** ***** ***** ** *** ****** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) *********** *********** ***** **** *********** ** ************** *** *** ******* ** ******** ***** ********** ** *** ******** *****.

(c)Upon Reclassifications, Reorganizations, Consolidations or Mergers.  In the event of (i) any capital reorganization of the Company, (ii) any reclassification or recapitalization

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

of the stock of the Company (other than (x) a change in par value or from par value to no par value or from no par value to par value or (y) as a result of a stock dividend or subdivision or split-up of shares as to which Section 7(a) shall apply or a combination or consolidation of shares as to which Section 7(b) shall apply), or (iii) any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock or any other class of Capital Stock then issuable upon exercise of this Warrant), this Warrant shall, after such reorganization, reclassification, recapitalization, consolidation or merger, be exercisable for the kind and number of shares of stock or other securities or property (“Alternate Consideration”) of the Company or of the successor corporation resulting from such consolidation or surviving such merger, if any, to which the holder of the number of Warrant Shares underlying this Warrant (at the time of such reorganization, reclassification, recapitalization, consolidation or merger, but assuming the satisfaction of all vesting milestones set forth in Section 3(a)) would have been entitled upon such reorganization, reclassification, recapitalization, consolidation or merger.  In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock (or such other class of Capital Stock) issuable upon exercise of this Warrant shall be allocated among the Alternative Consideration receivable as a result of such reorganization, reclassification, recapitalization, consolidation, or merger in proportion to the respective Fair Market Values of such Alternate Consideration.  If and to the extent that the holders of Common Stock (or such other class of Capital Stock) have the right to elect the kind or amount of consideration receivable upon consummation of such reorganization, reclassification, recapitalization, consolidation or merger, then the consideration that the Holder shall be entitled to receive upon exercise shall be specified by the Holder, which specification shall be made by the Holder by the later of (A) ten (10) Business Days after the Holder is provided with a final version of all material information concerning such choice as is provided to the holders of Common Stock (or such other class of Capital Stock), and (B) the last time at which the holders of Common Stock (or such other class of Capital Stock) are permitted to make their specifications known to the Company; provided, however, that if the Holder fails to make any specification within such time period, the Holder’s choice shall be deemed to be whatever choice is made by a plurality of all holders of Common Stock (or such other class of Capital Stock) that are not affiliated with the Company (or, in the case of a consolidation or merger, any other party thereto) and affirmatively make an election (or of all such holders if none of them makes an election).  From and after any such reorganization, reclassification, recapitalization, consolidation or merger, all references to “Warrant Shares” herein (including with respect to the calculation of the amount of cash payable upon a Net Cash Settlement or required to be deposited as Escrowed Proceeds upon a Fundamental Change) shall be deemed to refer to the Alternate Consideration to which the Holder is entitled pursuant to this Section 7(c).  The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, recapitalizations, consolidations, or mergers.

(d)Other Distributions.  In case the Company shall fix a record date for the making of a distribution (or, if no record date is set, the date of any distribution) to all holders of shares of its Common Stock (or other class of Capital Stock of the Company then issuable upon exercise of this Warrant) of securities, evidences of indebtedness, assets, cash, rights, warrants or other property (excluding (x) any cash dividends other than Specified Dividends and (y) any other dividends or distributions referred to in Section 7(a), 7(b) or 7(c)), then in each such case the Exercise Price in effect prior to such record date (or, if no record date is set, the date of such distribution) shall be reduced immediately thereafter to the price determined by multiplying the

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exercise Price in effect immediately prior to the reduction by a fraction, (i) the numerator of which is (A) the average daily volume weighted average price per share of the Common Stock (or such other Company security as is then issuable upon exercise of this Warrant) for the last trading day preceding the first date on which the Common Stock (or such other Company security as is then issuable upon exercise of this Warrant) trades regular way on the principal national securities exchange or quotation system on which the Common Stock (or such other Company security) is listed or admitted to trading without the right to receive such distribution (or if the Common Stock or such other Company securities do not trade on a national securities exchange or quotation system, the Fair Market Value thereof as of the record date with respect to such distribution) minus (B) the amount of cash and/or the Fair Market Value of the securities, evidences of indebtedness, assets, rights, warrants or other property to be so distributed in respect of one share of Common Stock (or such other Company security) and (ii) the denominator of which is such average daily volume weighted average price per share (or, if applicable, Fair Market Value) specified in the preceding clause (i)(A).  The adjustment described in this clause shall be made successively whenever such a record date is fixed or distribution is made.

(e)Adjustment of Number of Shares Purchasable.  Upon any adjustment of the Exercise Price as provided in Section 7(a) or 7(b), the Holder shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the number of Warrant Shares as to which this Warrant is exercisable immediately prior to such adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price resulting from such adjustment.

(f)Rounding of Calculations; Minimum Adjustments. All calculations under this Section 7 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 7 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Warrant Shares as to which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share, or more.

(g)Notice of Adjustment.  Whenever the terms of this Warrant are adjusted pursuant to this Section 7 or pursuant to any other applicable provision hereof, the Company shall deliver to the Holder in accordance with the notice provisions below a certificate signed by a duly authorized officer of the Company describing, in reasonable detail, the change or event requiring such adjustment and the newly adjusted Exercise Price, number of Warrant Shares and, as applicable, the kind and amount of Alternate Consideration purchasable hereunder after giving effect to such adjustment.

(h)Proceedings Prior to Any Action Requiring Adjustment.  As a condition precedent to the taking of any action that would require an adjustment pursuant to this Section 7, the Company shall take any and all actions that may be necessary, including obtaining regulatory, the NASDAQ Stock Market or other applicable national securities exchange or stockholder approvals or exemptions, in order that Company may thereafter validly and legally issue as fully

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

paid and nonassessable all Warrant Shares and, as applicable, all Alternate Consideration that the Holder is entitled to receive upon exercise of this Warrant.

8.Reservation of Stock. Unless a Fundamental Change has occurred, the Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such Common Stock and, as applicable, Alternate Consideration as from time to time shall be issuable upon the exercise of this Warrant.  All securities which shall be so issuable, when issued upon exercise of this Warrant in accordance herewith, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

9.Replacement of Warrants. Upon delivery by the Holder to the Company of (i) notice of the loss, theft, destruction or mutilation of this Warrant, and (ii) in the case of loss, theft or destruction, an indemnity agreement in a form and amount reasonably satisfactory to the Company, or in the case of mutilation, this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor and dated as of the Issue Date.

10.No Rights as Stockholder.  Until the exercise of this Warrant, the Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company (and then only to the extent of such Holder’s ownership of Capital Stock).

11.Transfer.

(a)Securities Laws.  Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws and, unless so registered, may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available, including if this Warrant or the Warrant Shares are sold in accordance with Rule 144 promulgated under the Securities Act or any successor rule or regulation hereafter adopted by the SEC.

(b)Restrictions on Transfer.

(i)The Holder shall not, directly or indirectly, by operation of law or otherwise, pledge, sell, encumber, assign, or otherwise transfer all or any unvested portion of this Warrant without the prior written consent of the Company (which consent shall be in the Company’s sole discretion), other than (A) as part of a transaction in which at least 50% of the cable systems owned and/or operated by Comcast Corporation and its subsidiaries (as measured by number of subscribers) are being transferred or (B) to Comcast Corporation (or any successor publicly-held parent company of the Holder) or any subsidiary thereof (provided that, in the event of any sale or other change in control of any such subsidiary to which any unvested portion of this Warrant has been transferred, other than as part of a transaction described in clause (A), such subsidiary shall be required to transfer such unvested portion of this Warrant to Comcast Corporation (or any successor publicly-held parent company of the Holder) or another subsidiary thereof).  For the avoidance of doubt, in no event shall any transactions in the securities of Comcast Corporation (or any successor publicly-held parent company of the Holder) constitute a transfer of this Warrant.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(ii)The Holder shall be permitted to pledge, sell, encumber, assign or otherwise transfer all or any vested portion of this Warrant and all or any portion of the Warrant Shares received upon exercise of this Warrant to any Person; provided that any such pledge, sale, encumbrance, assignment or transfer is effected in accordance with applicable law (including the Securities Act).

(c)Transfer Notice.  Promptly following the pledge, sale, encumbrance, assignment or other transfer of all or a portion of this Warrant in accordance herewith, the Holder shall surrender this Warrant to the Company, together with written notice of (i) the name, address, telephone number and facsimile number of the transferee and (ii) the portion of this Warrant so transferred (designated by the number of Warrant Shares underlying such portion of this Warrant).  Promptly following delivery by the Holder of such notice, the Company shall promptly (and in any event within five days thereafter) (A) deliver to the designated transferee a new Warrant evidencing the rights of such transferee to purchase the Warrant Shares in the denominations as set forth in such notice, (B) if applicable, deliver to the Holder a new Warrant evidencing the balance of this Warrant not assigned by the Holder, and (C) register on the books and records of the Company such transfer.  Such new Warrants shall in all other respects be identical to this Warrant (including the vesting milestones set forth in Section 3(a), to the extent applicable).  All or any portion of this Warrant, if properly assigned in compliance with this Section 11, may be exercised by the new Holder for the purchase of Warrant Shares without having a new Warrant issued.

(d)Legends.  Unless and until the Warrant Shares have been registered under the Securities Act or transferred pursuant to Rule 144, it is understood and agreed that any Warrant or certificate representing Warrant Shares shall bear any legend considered necessary or desirable by the Company to comply with the Securities Act or other applicable state securities laws, including substantially the following:

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OFFERED FOR SALE, OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (B) IN A TRANSACTION THAT QUALIFIES AS AN EXEMPT TRANSACTION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(e)Rule 144 Information.  Unless a Fundamental Change has occurred, the Company covenants that it will use its reasonable best efforts to file timely all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holder, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use its reasonable best efforts to take such further action as a Holder may reasonably request, in each case,

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

to the extent required from time to time to enable the Holder to, if permitted by the terms of this Warrant, sell this Warrant and the Warrant Shares without registration under the Securities Act within the limitations of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the SEC.  Upon the written request of the Holder, the Company will deliver to such Holder a written statement that it has complied with such requirements.

(f)Registration Rights.  The Holder shall be entitled to request registration of the Warrant Shares under the Securities Act in accordance with that certain Registration Rights Agreement dated as of the Issue Date by and between the Company and the Holder (the “Registration Rights Agreement”).

(g)Survival.  This Section 11 shall survive any exercise of this Warrant with respect to the Warrant Shares issued upon such exercise.

12.Company Representations and Warranties. The Company hereby represents and warrants to the Holder that, as of the Issue Date, except as set forth in the SEC Documents filed with the SEC on or prior to the Issue Date:

(a)Organization, Good Standing and Corporate Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.  Except as would not reasonably be expected to have a Material Adverse Effect, each of the Company’s subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.  The Company and each of its subsidiaries has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted, except for any failure of any subsidiaries to have such corporate power and authority as would not reasonably be expected to have a Material Adverse Effect. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Warrant and the Registration Rights Agreement.  The Company and each of its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

(b)Authorization.  All corporate action on the part of the Company (including its Board, officers and stockholders) necessary to authorize the execution, delivery and performance of this Warrant and the Registration Rights Agreement by the Company has been taken (except to the extent that Stockholder Approval is required in accordance with Section 3(e)(ii)).  This Warrant and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(c)Valid Issuance of Shares.  The Warrant Shares have been duly reserved for issuance and, upon issuance in accordance with the terms of this Warrant, will be duly authorized, validly issued, fully paid and nonassessable and issued free and clear of any lien, encumbrance, security interest, pledge, mortgage, hypothecation, charge, adverse claim, title retention agreement of any nature or kind, or other encumbrance (except any applicable securities law restrictions).  The offer, sale and issuance of this Warrant and the issuance of the Warrant Shares upon exercise hereof (i) are not subject to and will not give rise to any preemptive rights or rights of first refusal with respect thereto and (ii) are and will be in compliance with all applicable federal and state securities laws.

(d)Governmental Consents and Filings. No consent, approval, order, waiver, exemption or authorization of, registration, declaration, filing or qualification with, certification, notice, application or report to, or expiration of any waiting period applicable to, any governmental authority, self-regulatory organization (including the NASDAQ Stock Market or any other applicable national securities exchange) or any other third party is required on the part of the Company in connection with the execution and delivery of this Warrant and the Registration Rights Agreement or the offer, sale and issuance of this Warrant or, except as provided in Sections 3(e)(i) and 3(e)(ii), the issuance of the Warrant Shares upon exercise hereof.

(e)Compliance with Laws and Other Instruments.

(i)Neither the Company nor any of its subsidiaries is in violation of or default under, and from December 31, 2013 through the Issue Date has not received any notices of violation or default with respect to, (A) any provisions of its certificate of incorporation, bylaws or other organizational documents, (B) any instrument, judgment, order, writ or decree of any court or governmental authority applicable to the Company or any of its subsidiaries, or (C) any note, indenture, mortgage, lease, agreement, instrument or other contract to which it is a party or by which it is bound, except in the case of clauses (B) and (C) for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(ii)Neither the Company nor any of its subsidiaries is in violation of, and the operation of the Company’s and its subsidiaries’ businesses as now conducted does not violate, any provision of any federal, state, local or foreign law, statute, rule or regulation applicable to the Company or its subsidiaries, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(iii)The execution, delivery and, subject to Sections 3(e)(i) and 3(e)(ii), performance of this Warrant and the Registration Rights Agreement by the Company and the offer, sale and issuance of this Warrant and, subject to Sections 3(e)(i) and 3(e)(ii), the issuance of the Warrant Shares upon exercise hereof do not and will not conflict with, result in a violation of or default under (with or without the passage of time and/or the giving of notice), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, (A) any provisions of the Company’s or any of its subsidiaries’ certificate of incorporation, bylaws or other organizational documents, (B) any instrument, judgment, order, writ or decree of any court or governmental authority applicable to the Company or any of its subsidiaries, or (C) any note, indenture, mortgage, lease, agreement, instrument or other contract to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

is bound, except in the case of clauses (B) and (C) for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(f)SEC Documents; Company Stock Exchange Listing.

(i)The Company is current in its obligations to file and furnish all periodic reports with the SEC required to be filed or furnished by it under the Exchange Act and any applicable rules and regulations promulgated thereunder. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and any other reports, proxy statements and information the Company filed with or furnished to the SEC since December 31, 2012 (the “SEC Documents”), at the time of their filing or being furnished, (A) did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act and the respective rules and regulations promulgated thereunder.

(ii)The financial statements of the Company (whether audited or unaudited and including any notes thereto or schedules included therein) included in the SEC Documents (the “Company Financial Statements”) (A) at the time of their filing or being furnished, complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (B) were prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any Company Financial Statements filed on Form 10-Q), and (C) fairly presented in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

(iii)The Company is in compliance in all material respects with the applicable listing rules of the NASDAQ Stock Market and has not received any written notice from the NASDAQ Stock Market asserting any material non-compliance with such rules.

(iv)Since the date of the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, there has not been any event, change, occurrence or circumstance that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(g)Capitalization.  As of July 18, 2014, the authorized and outstanding capital stock of the Company consisted solely of (i) 100,000,000 shares of Common Stock, of which 34,091,572 were issued and outstanding, and (ii) 10,000,000 shares of preferred stock, par value $.01, of which none of which were issued and outstanding.  All outstanding shares of the Company’s Capital Stock are duly authorized, validly issued, fully paid and nonassessable.  Except for (x) ********* shares of Common Stock reserved and not granted for issuance to employees under existing benefit plans disclosed in the SEC Documents filed publicly with the SEC prior to the Issue Date, and (y) the Company’s 2010 Convertible Notes due March 1, 2017 as defined and disclosed in the SEC Documents filed publicly with the SEC prior to the Issue Date, there are no (A) securities convertible into or exchangeable or exercisable for shares of the Company’s Capital

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Stock, (B) subscriptions, options, warrants, calls, rights, convertible securities or other contracts, agreements or commitments of any kind or character obligating the Company to issue, transfer or sell any of its Capital Stock, or (C) any equity equivalents or any agreements, arrangements or understandings granting any Person any rights in the Company similar to Capital Stock.  As of the Issue Date, there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any of the Company’s Capital Stock.  As of **** *** ****, there were ******* outstanding and unvested restricted stock units granted by the Company.

(h)Litigation.  There is no action, suit, proceeding, arbitration, mediation, complaint, claim, charge or investigation pending or, to the Company’s knowledge, currently threatened before any court, arbitrator, mediator or governmental agency or instrumentality against the Company, any of its subsidiaries or any officer or director of the Company or any of its subsidiaries: (i) that questions the validity of this Warrant or the Registration Rights Agreement or the right of the Company to enter into either of them; or (ii) that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

13.Miscellaneous.

(a)Notices.  All notices and other communications from the Company to the Holder of this Warrant shall be sufficiently made if sent by nationally recognized overnight courier (with tracking capability) or personal delivery to the mailing address of the Holder appearing on the books of the Company maintained for such purpose (as changed by the Holder from time to time by like notice).  All notices and other communications from the Holder of this Warrant to the Company, including any Exercise Notice, shall be sufficiently made if sent by nationally recognized overnight courier (with tracking capability), personal delivery or by e-mail to the mailing or e-mail address, as applicable, of the Company at its principal offices as shown below or as changed by the Company from time to time by like notice.  Any notice and other communication in accordance with this Section 13(a) shall be deemed to be delivered, given and received for all purposes as of: (i) if sent by a nationally recognized overnight courier (with tracking capability), the Business Day immediately following the date sent, (ii) if delivered personally, the date so delivered, and (iii) if and to the extent permitted to be sent by e-mail, the date sent (unless the sender receives an automatic error message from the server of the intended recipient indicating that the applicable notice or communication has not been received by such intended recipient or delivery thereof is delayed for any reason whatsoever).

(b)Nonwaiver.  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

(c)Limitation of Liability.  No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Shares other than pursuant to an exercise of this Warrant or give rise to any status of or liability as a stockholder of the Company, whether such status or liability is asserted by the Company or by creditors of the Company.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(d)Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

(e)Change or Waiver.  Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

(f)Successors and Assigns.  The rights and obligations of the Company set forth herein may not be assigned or delegated by the Company without the prior written consent of the Holder.  Subject to the restrictions on transferability set forth in Section 11 hereof, the rights and obligations of the Holder set forth herein may be assigned or delegated by the Holder without the prior written consent of the Company.  Subject to the foregoing, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of Warrant Shares issued upon the exercise hereof (including transferees), and shall be enforceable only by such Holders.

(g)Severability.  The provisions of this Warrant shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Warrant, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Warrant and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

(h)Construction. Unless the express context otherwise requires:

(i)the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Warrant, shall refer to this Warrant as a whole and not to any particular provision of this Warrant;

(ii)any singular forms of nouns, pronouns and verbs use herein shall include the plural, and vice versa;

(iii)any references herein to any gender include each other gender;

(iv)any references herein to “$” are to United States Dollars;

(v)any references herein to the Preamble shall refer to the preamble to this Warrant, and any references herein to a specific Section shall refer to such section of this Warrant;

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(vi)any references to any Person include references to such Person’s successors and permitted assigns;

(vii)any references to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof and, if applicable, hereof;

(viii)wherever the words “include,” “includes,” or “including” are used in this Warrant, they shall be deemed to be followed by the words “without limitation”; and

(ix)the headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

(i)Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF, the Company has executed this Warrant as of January 3, 2017.

CSG SYSTEMS INTERNATIONAL, INC.
By: /s/ Randy Wiese
Name: Randy Wiese
Title: CFO/ EVP
Principal Office:
9555 Maroon Circle
Englewood, CO 80112
E-mail Address: ***********************
Attention: General Counsel

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A

NOTICE OF EXERCISE

CSG Systems International, Inc. (the “Company”)

9555 Maroon Circle

Englewood, CO  80112

Email: ***********************

Attention: General Counsel

The undersigned Holder of this Warrant exercises this Warrant [in full] [for ______ Warrant Shares], as follows:

☐

by Physical Delivery, subject to delivery of the aggregate Exercise Price for the Warrant Shares as to which this Warrant is so exercised, and the undersigned Holder hereby instructs the Company to issue the applicable number of Warrant Shares in the name of ______________, with delivery [of physical certificates for such Warrant Shares in these denominations _________________ to the following address: _____________________] [of such Warrant Shares via book entry with the Company’s transfer agent]

☐

by Net Share Settlement, and the undersigned Holder hereby instructs the Company to issue certificates for the applicable number of Warrant Shares in the name of and delivered to ______________, whose address is ___________________________

[Include if the Holder requests Net Cash Settlement: The undersigned Holder hereby requests that this exercise be settled through Net Cash Settlement, and, if the Company so agrees, the undersigned Holder hereby instructs the Company to remit payment of the Net Cash Settlement to the following account:

Bank Name:
ABA#:
Account #:
Swift Code:
Ref:

[Include if the Warrant is not exercised in full:  Because the undersigned is not exercising this Warrant in full, the undersigned hereby instructs the Company to deliver to the undersigned a new Warrant of like tenor and date for the balance of the Warrant Shares.]

The undersigned Holder hereby represents and warrants to the Company that, as of the date hereof, the Holder and its Affiliates beneficially own ______________ shares of Common Stock (without giving effect to the exercise of this Warrant pursuant to this Notice of Exercise).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

___________________________________
(Name of Registered Owner)

___________________________________
(Signature of Registered Owner)

___________________________________
(Street Address)

___________________________________
(City, State, Zip)

___________________________________
(Dated)